ONTO INNOVATION INC.

2020 STOCK PLAN, AS AMENDED AND RESTATED

1.
Purposes of the Plan. The purposes of this 2020 Stock Plan are:
•
to attract and retain the best available personnel for positions of substantial responsibility,
•
to provide additional incentive to Employees, Directors and Consultants, and
•
to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.

2.
Definitions. As used herein, the following definitions shall apply:
(a)
“Administrator” means the Committee or the Board, as applicable.
(b)
“Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.
(c)
“Applicable Laws” means any applicable law, including without limitation, provisions of the Code, the Securities Act of 1933, as amended, the Exchange Act and any rules or regulations thereunder; corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state or local; and rules of any securities exchange or automated quotation system on which the Stock is listed, quoted or traded; and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
(d)
“Award” means a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Shares pursuant to Section 4(e), Performance Units or Performance Shares.
(e)
“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(f)
“Board” means the Board of Directors of the Company.
(g)
“Cause” means, in the absence of any employment agreement then in effect between a Participant and the Company (or the Affiliate employing the Participant) otherwise defining Cause:
(i)
acts of personal dishonesty, gross negligence or willful misconduct on the part of a Participant in the course of his or her employment or services;
(ii)
a Participant’s engagement in conduct that results, or could reasonably be expected to result, in material injury to the reputation or business of the Company or its Affiliates;
(iii)
misappropriation by a Participant of the assets or business opportunities of the Company or its Affiliates;
(iv)
embezzlement or fraud committed by a Participant, or at his or her direction, or with his or her personal knowledge;
(v)
a Participant’s conviction by a court of competent jurisdiction of, or pleading “guilty” or “no contest” to:
(A)
a felony (or its state law equivalent); or

(B)
any other criminal charge (other than minor traffic violations) that has, or could be reasonably expected to have, an adverse impact on the performance of the Participant’s duties to the Company or its Affiliates; or
(vi)
failure by a Participant to follow the lawful directions of a superior officer or manager or the Board.

In the event there is then in effect an employment agreement between a Participant and the Company or Affiliate employing Participant defining Cause, “Cause” will have the meaning provided in such agreement.

(h)
“Change-in-Control” means the occurrence of any of the following events:
(i)
A change in the ownership of the Company which occurs on the date that any one person or more than one person acting as a group (“Person”) acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection 2(h)(i), the acquisition of additional stock by any Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company, will not be considered a Change-in-Control; or
(ii)
A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not approved by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection 2(h)(ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change-in-Control; or
(iii)
A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition; provided, however, that for purposes of this subsection 2(h)(iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets:
(A)
a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer; or
(B)
a transfer of assets by the Company to:
(1)
a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock;
(2)
an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company;
(3)
a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or
(4)
an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in subsection 2(h)(iii)(B)(3).

For purposes of this subsection 2(h)(iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, “group” shall have the meaning under Section 13 of the Exchange Act.

In the event that this Section 2(h) is inconsistent with the definition of Change-in-Control under Section 409A of the Code and the regulations thereunder, the definition under Section 409A of the Code and regulations shall apply.

(i)
“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.
(j)
“Committee” means the Compensation Committee of the Board or other committee appointed by the Board to administer the Plan, in either case, the composition of which shall at all times satisfy the provisions of Rule 16b-3 and applicable stock exchange rules, except that, if for any reason the Committee does not meet the requirements of Rule 16b-3, such noncompliance with the requirements of Rule 16b-3 shall not affect the validity of the Awards, interpretations or other actions of the Committee. If no committee of the Board has been established to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
(k)
“Common Stock” means the common stock of the Company, $0.001 par value per share.
(l)
“Company” means Onto Innovation Inc., a Delaware corporation, and its Subsidiaries, successors and assigns.
(m)
“Consultant” means any person, including an advisor, engaged by the Company or its Affiliates to render services to such entity.
(n)
“Director” means a member of the Board.
(o)
“Disability” means a determination that the Participant or Service Provider is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, as determined by the Administrator upon the basis of such evidence as the Administrator deems appropriate or necessary. A determination that a Participant or Service Provider is eligible for full long-term disability under any long-term disability plan, as may then be in effect at the Company, will be conclusive evidence of Disability.
(p)
“Effective Date” has the meaning set forth in Section 18.
(q)
“Employee” means any person, including Officers and Directors, employed by the Company or its Affiliates. Neither service as a Director nor payment of a Director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
(r)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(s)
“Exchange Program” means a program, which may be applicable to a single Award or Participant or multiple Awards or Participants, under which, subject to stockholder approval thereof:

(i)
outstanding Options or Stock Appreciation Rights are surrendered or cancelled when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for Awards of the same type, Awards of a different type, and/or cash (other than in connection with a merger, acquisition or similar transaction);
(ii)
the exercise price of an outstanding Option or Stock Appreciation Right is reduced; and/or
(iii)
any other action is taken with respect to an Award that would be treated as a repricing under the rules and regulations of the national securities exchange on which the Shares are then listed.
(t)
“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)
In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.
(u)
“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than fifty percent (50%) of the voting interests.
(v)
“Fiscal Year” means the fiscal year of the Company.
(w)
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(x)
“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(y)
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(z)
“Option” means a stock option granted pursuant to the Plan.
(aa)
“Outside Director” means a Director who is not an Employee.

(bb)
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(cc)
“Participant” means the holder of an outstanding Award.
(dd)
“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10 and which may be settled for Shares.
(ee)
“Performance Period” shall have the meaning set forth in Section 10(b) of the Plan.
(ff)
“Performance Unit” means an Award denominated in units, which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.
(gg)
“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is subject to restrictions, and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator, subject to Section 4(d) of the Plan.
(hh)
“Plan” means this 2020 Stock Plan.
(ii)
“Prior Plans” means the Nanometrics Incorporated 2005 Equity Incentive Plan and the Rudolph Technologies, Inc. 2018 Stock Plan.
(jj)
“Restricted Stock” means shares of Common Stock issued pursuant to Section 7 of the Plan subject to certain restrictions and risk of forfeiture.
(kk)
“Restricted Stock Unit” means a bookkeeping entry representing one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(ll)
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule l6b-3.
(mm)
“Section 16(b)” means Section 16(b) of the Exchange Act.
(nn)
“Service Provider” means an Employee, Director or Consultant.
(oo)
“Share” means a share of the Common Stock, as may be adjusted in accordance with Section 14 of the Plan.
(pp)
“Specified Employee” is a Participant or Service Provider who, as of the Participant's or Service Provider’s date of termination, is a key employee of the Company within the meaning of Section 416(i)(1)(A)(i), (ii), or (iii) of the Code (applied in accordance with the regulations thereunder and disregarding Section 416(i)(5)) at any time during the twelve (12) month period ending on a Specified Employee Identification Date. If a Participant or Service Provider is a key employee as of a Specified Employee Identification Date, the Participant or Service Provider is treated as a key employee for purposes of the Plan for the entire twelve (12) month period beginning on the Specified Employee Effective Date.

(qq)
“Specified Employee Effective Date” is the date as set forth in Treasury Regulation Section 1.409A-1(i)(4).
(rr)
“Specified Employee Identification Date” shall mean December 31 of each year.
(ss)
“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that, pursuant to Section 9, is designated as a Stock Appreciation Right.
(tt)
“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
(uu)
“Substitute Awards” has the meaning set forth in Section 3(e) of the Plan.
3.
Stock Subject to the Plan.
(a)
Share Reserve. Subject to the provisions of Section 14 of the Plan, the maximum number of Shares that may be issued under the Plan is 3,500,000 Shares. Upon the Effective Date, no further awards shall be granted under the Prior Plans. If, after the Effective Date, any Shares subject to awards granted under a Prior Plan would again become available for new awards under the terms of such plan if such plan were still in effect and without regard to any termination thereof, then those Shares will be available for the purpose of granting Awards under this Plan, thereby increasing the limit in the preceding sentence. The Shares issued pursuant to Awards under the Plan may be authorized, but unissued, or reacquired Common Stock.
(b)
Certain Adjustments to Share Reserve.
(i)
To the extent that an Award terminates, expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program approved by stockholders, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is terminated or forfeited in whole or in part due to failure to vest, the Shares (or for Awards other than Options or Stock Appreciation Rights, the forfeited Shares) which were subject to such terminated, expired, unexercised, surrendered or forfeited Award shall become available for future grant or issuance under the Plan. To the extent that the full number of Shares subject to an Award of Performance Units, Performance Shares or other Award subject to performance-based vesting criteria is not issued by reason of failure to achieve maximum performance goals, the number of Shares not issued shall be shall become available for future grant or issuance under the Plan.
(ii)
All Shares subject to a Stock Appreciation Right (not the number of net Shares actually issued pursuant to a Stock Appreciation Right upon any exercise) will be counted against the number of Shares available for issuance under Section 3(a).
(iii)
Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will not again become available for future grant or sale under the Plan.
(iv)
To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.
(v)
Any dividend equivalent denominated in Shares will be counted against the number of Shares available for issuance under Section 3(a) in such amount and at such time as the dividend equivalent first constitutes an unconditional obligation to issue Shares.

(c)
Incentive Stock Option Limit. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in the first sentence of subsection 3(a) above, plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(a) and 3(b) above.
(d)
Outside Director Award Limits. For any calendar year, the value of Awards granted to an individual Outside Director may not exceed $600,000, calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes.
(e)
Substitute Awards.
(i)
In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the direct or indirect acquisition by the Company or any Subsidiary of an entity’s property or stock, the Committee may grant Awards in substitution or exchange for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate (“Substitute Awards”). Substitute Awards may be granted on such terms and conditions as the Committee deems appropriate, notwithstanding any limitations on Awards in the Plan, including, but not limited to, the limitation under Section 4(d). Substitute Awards will not count against the aggregate Share reserve in Section 3(a), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.
(ii)
Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines by merger, consolidation or otherwise, has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination as determined by the Administrator, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan under Section 3(a) (and shares subject to such Awards, which, for the avoidance of doubt, excludes Substitute Awards, may again become available for Awards under the Plan as provided under Section 3(b) above); provided that Awards using such available Shares (or any Shares that again become available for issuance under the Plan under Section 3(b) above) shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or combination, and shall only be made to individuals who were employees or directors of such acquired or combined company or any of its subsidiaries prior to such acquisition or combination.
4.
Administration of the Plan.
(a)
Powers of the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion:
(i)
to determine the Fair Market Value;
(ii)
to select the Service Providers to whom Awards may be granted hereunder;
(iii)
to determine the number of Shares to be covered by each Award granted hereunder;
(iv)
to approve forms of Award Agreements for use under the Plan;

(v)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price; the vesting period of Awards or the time or times when Awards may be exercised (which may be based in whole or in part on performance criteria), which shall be established in accordance with Section 4(d); any vesting acceleration or waiver of forfeiture restrictions (notwithstanding Section 4(d) to the contrary); any restriction or limitation regarding any Award or the Shares relating thereto and any and all other Award terms and conditions;
(vi)
to interpret, construe and administer the Plan and Awards granted pursuant to the Plan, including the adoption of rules, modifications, procedures and sub-plans as may be necessary or desirable for administration of the Plan, including for purposes of granting Awards to Participants in foreign countries and qualifying any such Awards for preferential tax treatment under Applicable Law; the Administrator may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Administrator deems necessary or desirable to carry it into effect. Any action or decision of the Administrator in the interpretation or administration of the Plan, as described herein, shall be within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned;
(vii)
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;
(viii)
to modify or amend each Award (subject to Section 19 of the Plan), including, but not limited to, the discretionary authority to extend the post-termination exercisability or vesting period of Awards (but in no event shall such period of exercisability be extended beyond the expiration of the term of the Award);
(ix)
to allow Participants to satisfy withholding tax obligations in such a manner as prescribed in Section 15;
(x)
to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xi)
delegate to a committee of one or more Outside Directors or, to the extent permitted by Applicable Law, to one or more officers or a committee of officers, the authority to grant Awards to, and to cancel or take any other action in respect of, any Awards to Employees or Consultants of the Company who are not Directors or Officers;
(xii)
to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award, subject to compliance with Section 409A of the Code; and
(xiii)
to make all other determinations deemed necessary or advisable for administering the Plan.

Notwithstanding the foregoing, other than pursuant to Section 14, no Exchange Program may be implemented by the Administrator without the prior approval of the Company’s stockholders.

(b)
Effect of Administrator’s Decision. All decisions, determinations, interpretations or actions of the Administrator made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Administrator and shall be final, conclusive and binding on all persons for all purposes. The Administrator’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

(c)
No Liability. Under no circumstances shall the Company, its Affiliates, the Administrator, the Board, any Director or any Officer of the Company incur any liability, including for any direct, indirect, incidental, consequential or special damages (including lost profits) of any form, whether or not foreseeable, with respect to the Plan or the Company’s, its Affiliates’, the Administrator’s, the Board’s or any Director’s or Officer’s roles, acts, omissions, determinations or interpretations in connection with the Plan or any Award.
(d)
Minimum Vesting. All Awards granted to all Participants under the Plan shall be subject to a minimum vesting period of not less than one year from the date of grant; provided, however, the Administrator may provide for the grant of Awards to Participants without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the total number of Shares authorized for issuance under the Plan pursuant to Section 3(a), as may be adjusted under Section 14(a).
5.
Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Performance Units, and Performance Shares may be granted to Service Providers. Incentive Stock Options may be granted only to employees of the Company or any Parent or Subsidiary of the Company.
6.
Stock Options.
(a)
Limitations. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Nonstatutory Stock Options. For purposes of this subsection 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. No dividends or dividend equivalents may be granted in respect of any Option, and holders of Options carry no voting rights.
(b)
Term of Option. The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement. In the case of a Nonqualified Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(c)
Option Exercise Price and Consideration.
(i)
Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of the grant. In addition, in the case of an Incentive Stock Option granted to an employee of the Company or any Parent or Subsidiary of the Company who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(ii)
Vesting Period. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. Any vesting period shall be established in accordance with Section 4(d) of the Plan.
(d)
Exercise of Option.
(i)
Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and the Award Agreement and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives:

(A)
notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and
(B)
full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment shall be made:
(1)
in cash or by personal check, certified check or bank check or wire transfer of immediately available funds;
(2)
other Shares provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option is exercised, provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion;
(3)
by delivery of a properly executed exercise notice together with any other documentation as the Administrator and the Participant’s broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or other proceeds (as permitted by Applicable Law) required to pay the exercise price;
(4)
by withholding Shares otherwise issuable in connection with the exercise of the Option (“net exercise”);
(5)
such other consideration and method of payment authorized by the Administrator in its discretion or permitted by the Award Agreement, the Plan and Applicable Law; or
(6)
any combination of the foregoing methods of payment.

Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available under the Option by the number of Shares as to which the Option is exercised.

(ii)
Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than for Cause or due to the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, any vested portion of the Option shall remain exercisable for three (3) months following the Participant’s termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Unless otherwise provided by the Administrator or in the Award Agreement, if on the date of termination, the Participant is not vested as to all or any portion of his or her Option, the unvested portion of the Option shall terminate. If after termination, the Participant does not exercise his or her Option within the time period specified by the Administrator or in the Award Agreement, the Option shall terminate at the end of such period.
(iii)
Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, any vested portion of the Option shall remain exercisable for twelve (12) months following the Participant’s termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Unless otherwise provided by the Administrator or in the Award Agreement, if on the date of termination the Participant is not vested as to all or any portion of his or her Option, the unvested portion of the Option shall terminate. If after termination the Participant does not exercise his or her Option within the time period specified by the Administrator or in the Award Agreement, the Option shall terminate at the end of such period.
(iv)
Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, any vested portion of the Option shall remain exercisable for twelve (12) months following the Participant’s death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). The Option may be exercised by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable by the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person or persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. Unless otherwise provided by the Administrator or in the Award Agreement, if at the time of death the Participant is not vested as to all or any portion of his or her Option, the unvested portion of the Option shall terminate. If the Option is not so exercised within the time period specified by the Administrator or in the Award Agreement, the Option shall terminate at the end of such period.
(v)
Termination for Cause. If a Participant’s status as a Service Provider is terminated for Cause, then the Option, whether vested or unvested, will immediately terminate upon such termination.
7.
Restricted Stock.

(a)
Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b)
Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, which shall be established in accordance with Section 4(d) of the Plan; the number of Shares granted; and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company (or its designee) as escrow agent will hold Shares of Restricted Stock (or a stop-transfer restriction will be placed on any Shares of Restricted Stock issued in book-entry form) until the restrictions on such Shares have lapsed.
(c)
Transferability. Except as provided in this Section 7 and Section 13, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(d)
Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e)
Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock granted under the Plan will be released from these restrictions as soon as practicable after the last day of the Period of Restriction, as provided in the Award Agreement or at such other time as the Administrator may determine. Notwithstanding the foregoing, the Administrator is authorized, in its sole discretion, to allow participants to cause their otherwise vested Restricted Stock to be deferred pursuant to the terms of any nonqualified deferred compensation program as may be established by the Company from time to time in its discretion for eligible employees or Directors. Notwithstanding any provision of the Plan to the contrary, including but not limited to Section 4(d), in the event of the death, Disability, retirement or other termination of service of a Service Provider or a Change-in-Control, the Administrator, in its discretion, may accelerate or otherwise modify the time at which any restrictions will lapse or be removed.
(f)
Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g)
Dividends. The Administrator may, in its sole discretion, provide that Awards of Restricted Stock earn dividends paid with respect to such Shares. Any such dividends shall be accumulated and credited to an account for the Participant, settled in cash or shares of Stock as determined by the Administrator, and shall be subject to the same terms and conditions, including vesting restrictions, as the Award with respect to which the dividends are credited. The Administrator may determine that any dividends so credited to a Participant’s account shall accrue interest at a rate per annum specified by the Administrator. Any credited dividends and accrued interest, if any, shall be paid as soon as administratively practicable following the time the related shares of Restricted Stock vest and are paid to the Participant. For the avoidance of doubt, no dividends or accrued interest, if any, may be paid before the underlying Restricted Stock vests, and to the extent an Award of Restricted Stock is terminated, cancelled or forfeited in whole or in part, due to failure to meet performance conditions or otherwise, any dividends and accrued interest, if any, credited with respect to such Award shall be terminated, cancelled or forfeited at the same time and to the same extent as such Award.
(h)
Termination of Restricted Stock Award. On the date set forth in, and otherwise subject to the terms and conditions of, the Award Agreement or as provided by the Administrator, the Restricted Stock for which restrictions have not lapsed will be forfeited to the Company.

8.
Restricted Stock Units.
(a)
Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.
(b)
Vesting Criteria and Other Terms. The Administrator will set the vesting period, which shall be established in accordance with Section 4(d) of the Plan, and the vesting criteria in its discretion, which may be service-based and/or performance-based vesting criteria. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.
(c)
Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding any provision of the Plan to the contrary, including but not limited to Section 4(d), in the event of the death, Disability, retirement or other termination of service of a Service Provider or a Change-in-Control at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
(d)
Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable, and in no event later than sixty (60) days, after the date(s) set forth in, and otherwise subject to the terms and conditions of, the Award Agreement or as provided by the Administrator. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both, as provided in the Award Agreement. Notwithstanding the foregoing to the contrary, the Administrator is authorized, in its sole discretion from time to time, to allow participants to further defer receipt of the Shares or cash issued in settlement of Restricted Stock Units pursuant to the terms of any nonqualified deferred compensation program as may be established by the Company from time to time in its discretion for eligible employees or Directors.
(e)
Cancellation. On the date set forth in, and otherwise subject to the terms and conditions of, the Award Agreement or as provided by the Administrator, all unearned Restricted Stock Units will be terminated and forfeited to the Company.
(f)
Dividend Equivalents. The Administrator is authorized to grant to Participants dividend equivalents based on the dividends declared on Shares that are subject to any outstanding Restricted Stock Unit. Unless otherwise provided by the Administrator or in the Award Agreement, for an Award of Restricted Stock Units that is subject to performance-based vesting conditions, dividend equivalents shall be accrued only with respect to the target number of Restricted Stock Units, and additional dividend equivalents will not be earned for any Restricted Stock Units earned in excess of target. Dividend equivalents shall be credited as of dividend payment dates during the period between the date the Restricted Stock Unit Award is granted and the date the Restricted Stock Unit Award is vested, paid or expired. Such dividend equivalents shall be converted to cash, Shares or additional Restricted Stock Units by such formula and at such time and subject to such limitations as may be determined by the Administrator. Dividend equivalents accruing on unvested Restricted Stock Units shall, as provided in the Award Agreement, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for in the Restricted Stock Unit Award or (ii) be held by the Company under the same vesting provisions in an account allocated to the Participant and accumulated, with or without interest in the Administrator’s discretion, until the date upon which the Restricted Stock Unit Award becomes vested. For the avoidance of doubt, no dividend equivalents or accrued interest, if any, may be paid before the underlying Restricted Stock Units vest, and to the extent an Award of Restricted Stock Units is terminated, cancelled or forfeited in whole or in part, due to failure to meet performance conditions or otherwise, any dividend equivalents and accrued interest, if any, credited with respect to such Award shall be terminated, cancelled or forfeited at the same time and to the same extent as such Award.
9.
Stock Appreciation Rights.
(a)
Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as determined by the Administrator, in its sole discretion. No dividends or dividend equivalents may be granted in respect of any Stock Appreciation Right, and holders of Stock Appreciation Rights carry no voting rights.
(b)
Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.
(c)
Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan. Any vesting period for a Stock Appreciation Right shall be established in accordance with Section 4(d) of the Plan.
(d)
Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e)
Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement or as provided by the Administrator. Notwithstanding the foregoing, Stock Appreciation Rights shall be subject to a maximum term of ten (10) years and to the provisions of subsection 6(d) relating to exercise.
(f)
Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(i)
The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii)
The number of Shares with respect to which the Stock Appreciation Right is exercised.

As provided in the Award Agreement or except as otherwise determined by the Administrator, the payment to the Participant upon exercise of a Stock Appreciation Right may be in cash, in Shares of equivalent value, or in some combination thereof.

10.
Performance Units and Performance Shares.
(a)
Grant of Performance Units and/or Performance Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant. The Administrator may, in its sole discretion, provide that Awards of Performance Shares and Performance Units earn dividends or dividend equivalents, as applicable, in accordance with, and subject to the restrictions of, Section 7(g) and Section 8(f), respectively. For the avoidance of doubt, no dividends or dividend equivalents or accrued interest, if any, earned with respect to a Performance Unit Award or a Performance Share Award may be paid before the underlying Award vests, and to the extent an Award of Performance Units or Performance Shares is terminated, cancelled or forfeited in whole or in part, due to failure to meet performance conditions or otherwise, any dividends, dividend equivalents and accrued interest if any, credited with respect to such Award shall be terminated, cancelled or forfeited at the same time and to the same extent as such Award.
(b)
Performance Objectives and Other Terms. The Administrator will set performance objectives and/or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units and Performance Shares will be evidenced by an Award Agreement that will specify the Performance Period, vesting period (which shall be established in accordance with Section 4(d)) and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives, which may be based on financial, strategic or operational goals or any other performance goals or metrics determined by the Administrator in its discretion. Such performance objectives may be based upon the achievement of Company-wide, divisional, or individual goals, measured on an absolute or relative basis, or any other goals, metrics or bases determined by the Administrator in its discretion.
(c)
Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved, as determined by the Committee. After the grant of a Performance Units or Performance Shares, notwithstanding any provision of the Plan to the contrary, including but not limited to Section 4(d), the Administrator may, in its sole discretion, reduce or waive any performance objectives or other vesting provisions for such Performance Unit or Performance Share.
(d)
Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units and Performance Shares will be made as soon as practicable after the expiration of the applicable Performance Period, and in no event later than sixty (60) days after the date(s) set forth in, and otherwise subject to the terms and conditions of, the Award Agreement or as provided by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares, or a combination thereof.
(e)
Cancellation of Performance Units and Performance Shares. On the date set forth in, and otherwise subject to the terms and conditions of, the Award Agreement or as otherwise provided by the Administrator, all unearned or unvested Performance Units and Performance Shares will be forfeited to the Company.
11.
Compliance With Code Section 409A.
(a)
Awards are intended to operate in a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator, provided no warranty of such compliance or exemption is hereby made. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award is intended to be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, and the Plan and Award Agreements shall be interpreted and administered accordingly, though no guarantee or warranty of such compliance is made to any individual. The parties agree that this Plan may be amended, as determined in the discretion of the Administrator, and as may be necessary or advisable to comply with Section 409A of the Code and all related rules and regulations in order to preserve the payments and benefits provided hereunder.
(b)
Notwithstanding anything in the Plan or in any Award Agreement to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under the Plan or any Award Agreement by reason of the occurrence of a Change-in-Control, or the Participant’s Disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless (i) the circumstances giving rise to such Change-in-Control, Disability or separation from service meet any description or definition of “change-in-control event”, “disability” or “separation from service,” as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition), or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. This provision does not prohibit the vesting of any Award. If this provision prevents or delays the payment or distribution of any amount or benefit, such payment or distribution shall be made on the next earliest payment or distribution date or event specified in the Award Agreement that is permissible under Section 409A of the Code.
(c)
Notwithstanding anything in the Plan or in any Award Agreement to the contrary, if any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under this Plan or any Award Agreement by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee, then, subject to any permissible acceleration of payment by the Administrator under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):
(i)
if the payment or distribution is payable in a lump sum, the Participant’s right to receive payment or distribution of such non-exempt deferred compensation will be delayed until the earlier of the Participant’s death or the first day of the seventh month following the Participant’s separation from service; and
(ii)
if the payment or distribution is payable over time, the amount of such non-exempt deferred compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated and the Participant’s right to receive payment or distribution of such accumulated amount will be delayed until the earlier of the Participant’s death or the first day of the seventh month following the Participant’s separation from service, whereupon the accumulated amount will be paid or distributed to the Participant and the normal payment or distribution schedule for any remaining payments or distributions will resume.

For purposes of this Plan, the term “Specified Employee” has the meaning in Section 2(pp) of the Plan, provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Section 409A(a)(2)(B)(i) of the Code shall be determined in accordance with any rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.

(d)
If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Administrator may determine which Awards or portions thereof will be subject to such exemptions.
(e)
If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).
12.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of:
(a)
any leave of absence approved by the Company; or
(b)
transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.

For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13.
Transferabilitv of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or as otherwise provided in this Section 13 and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, including, without limitation, for estate planning purposes by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to Family Members, or pursuant to a domestic relations order (as defined in the Code) or other court-ordered marital settlement agreement, such Award shall be subject to the terms of the Plan and the Award Agreement and shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, under no circumstance may unvested or unexercised Awards be transferred for value or consideration.
14.
Adjustments; Dissolution or Liquidation; Merger or Change-in-Control.
(a)
Adjustments. In the event that any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust, in such equitable manner as the Administrator deems appropriate, the number and class of Shares issuable under the Plan and/or the number, class and, if applicable, exercise price, of Shares subject to each outstanding Award.

(b)
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
(c)
Change-in-Control.
(i)
In the event of a Change-in-Control, then notwithstanding any other provision of the Plan or an Award to the contrary, including without limitation Section 4(d), each outstanding Award shall be treated as the Administrator determines in its discretion without a Participant’s consent, including, without limitation:
(A)
Awards may be assumed, or substantially equivalent Awards may be substituted, by the acquiring or succeeding entity or an affiliate thereof (for purposes of this Section 14, the “successor”) with appropriate adjustments as to the number and kind of shares and prices;
(B)
upon written notice to a Participant, the Participant’s Awards will terminate immediately prior to the consummation of such Change-in-Control;
(C)
Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part, prior to or upon consummation of such Change-in-Control, and, to the extent the Administrator determines, terminate upon the effectiveness of such Change-in-Control;
(D)
(1) Awards will terminate in exchange for an amount of cash and/or property, if any, equal to the amount (if any) that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (2) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or
(E)
any combination of the foregoing.

In taking any of the actions permitted under this subsection 14(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

(ii)
If, in the event of a Change-in-Control, the successor elects not to assume or substitute an Award, as determined by the Administrator, then upon the effective date of the Change-in-Control, the Participant shall fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights; all restrictions on then outstanding Restricted Stock and Restricted Stock Units will lapse; and, with respect to then outstanding Performance Units, Performance Shares and any other Awards subject to performance-based vesting conditions, all performance goals or other vesting conditions will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted by the successor in the event of a Change-in-Control, as determined by the Administrator, the Administrator may notify the Participant in writing or electronically that the Option or Stock Appreciation Right shall be exercisable for a period of time determined by the Administrator in its sole discretion (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), and the Option or Stock Appreciation Right shall terminate upon the expiration of such period.

(d)
Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted by a successor (in each case as determined by the Administrator), if, on the date of or following such assumption or substitution, the Participant’s status as a Director or a director of the successor, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the successor), then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award for a period of one year following such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement); all restrictions on Restricted Stock and Restricted Stock Units will lapse; and, with respect to Performance Units, Performance Shares and any other Awards subject to performance-based vesting conditions, all performance goals or other vesting conditions will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.
(e)
Assumption, Conversion or Substitution of Awards. For the purposes of Sections 14(c) and 14(d), a successor will be deemed to have “assumed or substituted” an Award under this Plan if the surviving entity substitutes an Award under this Plan with an award under a plan of the surviving entity having substantially equivalent value to and terms and conditions not materially less favorable than the original Award, or otherwise assumes the obligations under and/or equitably adjusts such original Award. The Administrator or the Board shall have sole and complete authority and discretion (which authority and discretion the Administrator or Board may exercise prior to the Change-in-Control, in which case such exercise of authority and discretion shall be final and binding) to determine whether the proposed assumption or substitution of an Award by a successor meets the requirements provided for in this paragraph. Notwithstanding anything in this Section 14(e) to the contrary, an Award that vests, is earned or paid out upon the satisfaction of one or more performance goals will not be considered assumed or substituted if, as determined by the Administrator or the Board, the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor’s post-Change-in-Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption, as determined by the Administrator or the Board.
15.
Tax Withholding.
(a)
Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
(b)
Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation):
(i)
paying cash;
(ii)
electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld (or such other amount in the Administrator’s discretion that does not cause the Award to be treated as a liability instrument under generally accepted accounting principles); or
(iii)
delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld (or such other amount in the Administrator’s discretion that does not cause the Award to be treated as a liability instrument under generally accepted accounting principles).

The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

16.
No Effect on Employment or Service. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
17.
Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator (or its delegee, to the extent permitted by the Plan) makes the determination granting such Award, or such other later date as is determined by the Administrator (or its delegee, to the extent permitted by the Plan). Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.
18.
Term of Plan. Following the Board’s adoption of the Plan, the Plan will become effective upon its approval by the Company’s stockholders (the “Effective Date”). It will continue in effect for a term of ten (10) years from the Effective Date, unless terminated earlier under Section 19 of the Plan.
19.
Amendment and Termination of the Plan.
(a)
Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
(i)
Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent required by Applicable Laws or otherwise in the Board’s discretion.
(ii)
Effect of Amendment or Termination. Subject to Section 19(c), no amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant under any then outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(b)
Awards Previously Granted. The Administrator may waive any conditions or restrictions under, amend or modify the terms and conditions of, or cancel or terminate any outstanding Award at any time, in connection with any termination of service of a Service Provider or otherwise and notwithstanding any provision of the Plan to the contrary, including but not limited to Section 4(d); provided, however, subject to Section 19(c) and the provisions of the applicable Award Agreement, no such amendment, modification, cancellation or termination shall impair the rights of a Participant under an Award unless mutually agreed between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.
(c)
Compliance Amendments. Notwithstanding any other provision of this Section 19, the Plan or any Award Agreement to the contrary, the Administrator may, in its sole discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable in order for the Company, the Plan, an Award or an Award Agreement to satisfy or conform to any present or future Applicable Law (including, without limitation, Code Section 409A) or to meet the requirements of any accounting standard.

20.
Conditions Upon Issuance of Shares.
(a)
Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
(b)
Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
21.
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
22.
Recoupment. A Participant’s rights with respect to any Award hereunder shall in all events be subject to (i) any right that the Company may have under any Company clawback or recoupment policy as may be in effect from time to time or any other clawback or recoupment agreement or arrangement applicable to a Participant; or (ii) any right or obligation that the Company may have regarding the recoupment of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission.